Exhibit 10.05

                           COMMERCIAL LEASE AGREEMENT









                                     LESSOR

                           MIAMI FREE ZONE CORPORATION

                             2305 N.W. 107TH Avenue
                              Miami, Florida 33172
                               Tel: (305) 591-4300
                               Fax: (305) 591-1808




                                     LESSEE


                            TAKE TO AUCTION.COM, INC.


                               Mr. Albert Friedman
                       President & Chief Executive Office


                         2335 N.W. 107th Avenue, Box 40

                              Miami, Florida 33172

                                 LEASE AGREEMENT


         THIS AGREEMENT OF LEASE is made and executed as of this 4th day of August 1999, by and between MIAMI FREE ZONE CORPORATION, with its principal office at 2305 N.W. 107th Avenue, Miami, Florida 33172 (the Lessor) and Take to Auction.Com, Inc., with its principal office at 2335 N.W. 107 Avenue, Miami, Florida 33172, (the Lessee).


                                   WITNESSETH

         WHEREAS, Lessor is the licensee under a grant from the United States Department of Commerce to the Greater Miami Foreign-Trade Zone, Inc., of the privilege of establishing, operating and maintaining a foreign-trade zone upon certain real property situated in Dade County, Florida, the legal description of which is provided in Exhibit "A" attached hereto and incorporated herein by reference.

NOW THEREFORE, the Lessor and Lessee agree as follows:

ARTICLE I - PREMISES

         A. In consideration of the payment of rents and other charges provided for herein and the performance of the covenants hereinafter set forth, the Lessor hereby leases to the Lessee, and Lease hereby rents from Lessor, those certain premises (the "Premises") described in Exhibit "A," attached hereto and made a part hereof, and containing approximately 2,138 square foot of Floor Area as illustrated in Exhibit "A", attached hereto and made a part hereof and identified as pertaining to this Lease Agreement by the signatures or initials of Lessor and Lessee. The street address of the Zone, of which the Premises is a part, is 2335 N.W. 107th Avenue, Miami, Florida 33172. Lessor and Lessee acknowledge that the Premises may be under construction or remodeling at the date on which the Lease is executed.

         B. Lessee is further granted the non-exclusive right in common with other tenants of the Zone to use, and to permit its customers to use, public or common lobbies, parking areas, roadways, hallways, stairways, escalators, elevators and sanitary facilities in or adjacent to the Zone; provided, however, that upon receipt of notice duly given by Lessor, such rights shall be subject to reasonable rules and regulations from time to time established by Lessor. Lessor may from time to time, upon giving notice thereof of Lessee, alter, substitute and, as required by circumstances, proscribe the use of any one or more of the subject areas or facilities.

                  Lessor expressly reserves the right, at Lessor's sole cost and expense, to remove Lessee from the Premises and to relocate Lessee in some other space of Lessor's choosing of approximately the same dimensions and size within the Zone, which other space shall be decorated by Lessor at Lessor's expense. Lessor shall have the right, in Lessor's sole discretion, to use such decorations and materials from the existing Premises, or other materials, so that the


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space in which Lessee is relocated shall be comparable in its interior design and decoration to the Premises from which the Lessee is removed; provided however, that if the Lessor exercises its election to remove and relocate Lessee in other space within the Zone, which is at that time leasing for a higher rate of Base Rent, then Lessee shall not be required to pay the differences between the Base Rent of the Premises and the higher Base rent of the space in which Lessee is relocated; provided further, that if Lessee is removed and relocated in other space within the Zone which is then leasing at a Base Rent less than the Base Rent of the Premises at that time, Lessee's Base Rent shall be reduced to the Base Rent then being charged for the space in which Lessee has been relocated. Nothing herein contained shall be construed to relieve Lessee, or imply that Lessee is relieved of the liability for or obligation to pay general services charges due by reason of the provisions of Article 4 of this Lease, the provisions of which Article shall be applied to the space to which Lessee is moved. Lessee agrees that Lessor's exercise of its election to remove and relocate Lessee shall not terminate this Lease or release Lessee, in whole or in part, from Lessee's obligation to pay the rents and perform the covenants and agreements for the full Lease term.

         C. Notwithstanding anything provided herein to the contrary, Lessee agrees that Lessor shall have the right to place in the Premises (but in such manner as to reduce to a minimum interference with Lessee's use of the Premises) utility lines, pipes, structural members and the like to serve the Premises or other tenants of the Zone, and to place, maintain and repair such utility lines, pipes and the like, in, over and upon the Premises.

         D. Lessee shall be further entitled to 2 parking spaces to be designated by Lessor. If the Lessee should desire parking spaces in addition to those provided above, such additional spaces, if available as determined by Lessor, shall be at Lessee's sole cost and expense at rates determined from time to time by Lessor.

         E. The premises are further described as:

             Building Two, Showroom 22 with app. 1,069 sq. ft.
             Building Two, Showroom 23 with app. 1,069 sq. ft.


ARTICLE 2 - TERM OF LEASE

         A. The term of this Lease shall be for a period for One (1) full year commencing on August 16, 1999 (Commencement Date) and terminating on August 15, 2000 (Termination Date). Lessee shall have the right to review the terms of this Lease for early termination upon the giving written notice of intention to terminate by February 16, 2000, at which time they will have thirty (30) days to vacate the premises (Lessor and Lessee accept to give each other notification by way of an advanced written notice by February 16, 2000 of its intention of early termination of the lease.)




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

ARTICLE 3 - RENT

         A. Lessee hereby covenants and agrees to pay Lessor as Base Rent for the Premises the sum o Four Thousand Five Hundred Eleven and 18/100 Dollars ($4,511.18) per annum in equal monthly installments of Three Hundred Seventy Five and 93/100 Dollars ($375.93) each, all in advance, on the first day of every calendar month during the term hereof. If the term of this Lease commences on a day other than the first day of a month, Lessee shall pay Base Rent equal to one-thirtieth of the month Base Rent multiplied by the number of rental days of such fractional month. If any installment of Base Rent or other additional charges accruing under the Lease becomes overdue, a late charge of five percent of the amount so overdue may be charged by the Lessor for the purpose of defraying expenses incident to handling the delinquent payment.

         B. Commencing August 15th, 2000 and annually thereafter, the Base Rent provided above shall be increased by an amount equal to any percentage increase in the cost of living as computed unde the Consumer Price Index for all Urban Consumers published by the Bureau of Labor Statistics, U.S. Department of Labor (the Index). For this purpose, the increase shall be applied if the Index in the month of September is higher than the Index for September of the prior year. The amount of increase shall be determined by multiplying the Base Rent payable during the year in question by a fraction, the numerator of which is the Index during the month of September and the denominator of which is the Index as of September of the prior year. The amount of rent as then increased shall be paid in equal monthly installments beginning immediately. Notwithstanding the foregoing, the additional rent as computed under this paragraph shall not be decreased by any year in which the Index decreases, but shall remain the same during the ensuing year. These provisions shall be applied during the remaining and any extended term of this Lease.

         C. All rents and other charges called for herein shall be payable only in legal tender of the United States of America. All payment of rent and other charges shall be made to Lessor without notice or demand at such place as the Lessor may from time to time designate in writing. Unless charged by the Lessor as provided herein, all such amounts shall be addressed to Treasurer, Miami Free Zone Corporation, 2305 N.W. 107th Avenue, Miami, Florida 33172. The extension of time for the payment of any installment of rent or the acceptance by the Lessor of any money other than legal tender of the United States shall not be a waiver of the right of the Lessor to insist on having all other payments of rent made at the time and in the manner provided above.

         D. (1) Lessee has deposited with the Lessor the sum of One Thousand One Hundred Twenty Seven and 80/100 Dollars ($1,127.80) as a security deposit, the receipt whereof by check, subject to collection, is hereby acknowledged. Said deposit shall be held by Lessor, without liability for interest thereon, as security for the full and faithful performance by Lessee of each and every term, covenant and condition of this Lease on the part of Lessee to be observed and performed. The security deposit shall not be mortgaged, assigned, transferred or encumbered by Lessee without the written consent of Lessor and any such act on the part of Lessee shall be without force and effect and shall not be binding upon Lessor. No interest shall


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be paid of said deposit. The Security Deposit will be returned to the Lessee upon the proper return of the premises, all keys, passes and Zone Identification materials as per Article 15 herein.

                  (2) If any of rents herein reserved or any other sum payable by Lessee to Lessor is overdue and unpaid or if Lessor makes payments on behalf of Lessee or if Lessee fails to perform any of the terms of this Lease, then Lessor may, at its option, and without prejudice to any other remedy which Lessor may have on account for the payment of the rents or other sums due from Lessee, or towards any loss, damage or expense sustained by Lessor resulting from such default on the part of Lessee; and in such event Lessee fully and faithfully complies with all the terms, covenants and conditions of this Lease and promptly pays all of the rentals as they fall due and all other sums payable by Lessee to Lessor, the deposit shall be returned in full to Lessee following the date of the expiration of the term hereof and the surrender of the Premises by Lessee in compliance with the provisions of this Lease.

                  (3) If the bankruptcy, insolvency, reorganization or other creditor-debtor proceedings are instituted by or against Lessee, or its successors or assigns, or any guarantor of Lessee hereunder, the security deposit shall be applied first to the payment of any rents and/or other charges due Lessor for all periods prior to the institution of such proceedings and the balance, if any, of such security deposit may be retained by Lessor in partial liquidation of Lessor's damages.

                  (4) Lessor may deliver the security deposited by Lessee hereunder to the purchaser of Lessor's interest in the Premises is such interest is sold or transferred, and thereupon Lessor shall be discharged and released from all further liability with respect to the deposit or the return thereof to Lessee, and Lessee agrees to look solely to the new Lessor for the return of the security deposit. This provision shall also apply to any subsequent transferees. No holder of a mortgage or deed of trust or Lessor under a ground or underlying lease to which this lease is or may be subordinate shall be responsible in connection with the security deposited hereunder, unless such mortgagee or holder of such deed of trust or Lessor has actually received the security deposited hereunder.


         E. In addition to the Base Rent, the Other Charges set forth in Article 4, below, and any and all other payments to be made by Lessee hereunder, for the purpose of securing the collection thereof, shall be deemed to be additional rent hereunder, whether or not designated as such, and shall be due and payable on demand or together with the next succeeding installment of rent, whichever first occurs. Lessor shall have the same rights and remedies upon Lessee's failure to pay the same as for the non-payment of the rent. Lessor, at its election, shall have the right (but not the obligation) to pay for or perform any act which requires the expenditure of any sums of money by reason of the failure or neglect of Lessee to perform any of the provisions of this Lease within the grace period, if any, applicable thereto, and if Lessor elects to pay such sums or perform such acts requiring the expenditure of monies, Lessee agrees to repay Lessor, upon demand, all such sums, which shall be deemed to be additional rent hereunder and be payable by Lessee as such.




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ARTICLE 4 - REAL ESTATE TAXES AND OTHER CHARGES.

         A. (1) For the purpose of this Article, the term "Other Charges" covers Lessee's proportionate share of the General Services which include, but are not limited to, all real estate taxes, assessments, water and sewer charges, sales and/or rent taxes, applicable Florida Sales and Use taxes general liability insurance, Foreign Trade Zone bonds and administration, computer services, security and surveillance, daily trash removal, common area electricity, lighting, maintenance, cleaning and repair, parking, special assessments, other governmental impositions and charges of every kind and nature whatsoever, extraordinary as well as ordinary, foreseen and unforeseen, and each and every installment thereof which shall or may, during the lease term, be levied, assessed, imposed, become due and payable out of, or for, the Miami Free Zone or any part thereof, and all costs incurred by Lessor in contesting, litigation or negotiating the same with the governmental authority. Lessee agrees to pay its proportionate share of the amount of real estate taxes which, during the term of this Lease and any renewal or extension thereof, exceeds the amount payable by Lessor for the first year the Miami Free Zone was assessed as improved property. Lessee's proportionate share of the real estate taxes shall be computed by multiplying the total amount of the excess real estate each year by a fraction, the numerator or which shall be the Floor Area of the Premises and the denominator of which shall be the total rentable floor area of all buildings in the Miami Free Zone as of the beginning of the calendar year in which such taxes are paid. Lessee hereby waives any right it may have by statute or otherwise to protest real estate taxes to any public taxing authority.

                  (2) Nothing herein contained shall be construed to include as a tax which shall be the basis of real estate taxes, any inheritance, estate, succession, transfer, gift, franchise, corporation, income or profit tax or capital levy that is or may be imposed upon Lessor; provided, however, that , if at any time after the date hereof of the methods of taxation shall be altered so that in lieu, of, as a substitute for or in addition to the whole or any part of the taxes now levied assessed or imposed on real estate as such, there shall be levied, assessed or imposed, (i) a tax on the rents received from such real estate, or (ii) a license fee measured by the rents receivable by Lessor which is otherwise measured by or based in whole or in part upon the Zone, or any portion thereof, or (iii) an income or franchise tax, then the same shall be included in the computation of real estate taxes hereunder, computed as if the amount of such tax or fee so payable were that due if the Zone were the only property of Lessor subject thereto.

         B. For each year in which there is an excess in taxes Lessee shall pay Lessor monthly one-twelfth of the amount of the Lessee's proportionate tax liability based on the actual taxes for the preceding calendar year. Lessor shall notify Lessee in writing of the actual amount due by Lessee for the preceding calendar year when determined. Any amount paid by Lessee which exceeds the true amount due shall be credited on the next succeeding payment due pursuant to this Section. If Lessee has paid less than the true amount due, Lessee shall pay the difference within ten days of receipt of notice from Lessor. If the term of this Lease begins or ends other than on the first or last day of a calendar year, these charges shall be billed and adjusted on the basis of such fraction of a calendar year. Should the taxing authorities include in such real estate taxes, machinery, equipment, fixtures, inventory or other personal property or


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assets of the Lessee, then Lessee shall also pay its proportionate share of the entire real estate taxes for such items.

         C. (1) All costs and expenses of every kind and nature paid or incurred by Lessor (including amounts determined as reasonable and appropriate reserves) in operating, managing, equipping, providing security for, policing (including U.S. Customs Services) and, to the extent provided by Lessor, lighting, repairing, replacing, maintaining, heating and air conditioning (if the Zone includes common areas, which are enclosed), landscaping and gardening all areas within the Zone, shall be paid by Lessee, as hereinafter provided. Such costs and expenses shall likewise include (but shall not be limited to) water and sewer charges; premiums for workmen's compensation and similar insurance; wages, unemployment taxes, social security taxes, and personal property taxes and assessments; fees for required licenses and permits; supplies; reasonable depreciation of equipment and administrative costs equal to 15% of the total costs of operation and maintaining the Zone (such 15% factor shall not be applied against operating reserves); but there shall be excluded costs of equipment properly chargeable to capital account and depreciation of the original cost of constructing buildings and other capital improvements within the Zone. In addition, Lessee shall pay its share of the amount by which annual premiums for public liability, property damage or five insurance exceed the annual premiums for such insurance payable by Lessor during the first annual premium period ending in calendar year 1979.

                  (2) Lessee's share of such costs and expenses shall be computed on a monthly basis by multiplying the whole of such costs and expenses by a fraction, the numerator of which is the total Floor Area in the Premises and the denominator of which is the total gross square footage of all Lessees within the Zone benefiting from such costs and expenses, as reasonably determined by Lessor.

                  (3) Payment on account of Lessee's share shall be made monthly in arrears, and at the times and in the fashion herein provided for the payment of Base Rent. Lessor shall have the same rights and remedies for the non-payment by Lessee of any amounts due hereunder as Lessor has hereunder for the failure of Lessee to pay the Base Rent.


ARTICLE 5 - LESSOR'S WORK AND APPROVAL OF LESSEE'S PLANS AND SPECIFICATIONS.

         Lessor covenants and agrees to construct the Premises substantially in accordance with its construction obligations set forth in Exhibit "B" entitled "Design Manual and Lease Criteria", which is attached hereto and incorporated herein by reference. Lessor shall commence and complete its construction in the Premises as soon as may practically be done, but Lessor shall not liable in any manner whatsoever for its failure to do so.




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ARTICLE 6 - LESSEE'S WORK AND APPROVAL OF LESSEE'S PLAN AND SPECIFICATIONS.

         A. Lessee covenants and agrees, after Lessor notifies Lessee in writing that the shell of the Premises is ready for commencement of Lessee's work, to commence and to promptly complete its construction work and installation of fixtures with all due diligence in accordance with its construction obligations set forth in Exhibit "B" and in accordance with its Preliminary Plans and Specifications and its Working Plans and Specifications, as provided for herein. If Lessee neglects, fails or refuses to promptly commence its work as aforesaid and thereafter neglects, fails or refuses to diligently proceed with and complete its work, then Lessor, after 30 days' notice to Lessee, may (1) complete Lessee's work at Lessee's expense and thereupon commence the term of this Lease, (2) commence hereunder notwithstanding the non completion of Lessee's work, (3) declare this Lease canceled and of no further force and effect, or (4) declare this Lease in default and accelerate all rents reserved hereunder.

         B. Lessee may, with the written consent of Lessor enter the Premises for preliminary work prior to the completion of Lessor's work, provided that Lessee's work shall be done in such manner so as not to interfere with the completion of Lessor's Work.

         C. Lessee shall furnish to Lessor all certificates and approval with respect to work done by Lessee or on Lessee's behalf that may be required from any authority for the issuance of a certificate of occupancy and that lessor shall have no responsibility or liability whatsoever for any loss or damage to any such fixtures or equipment installment or left in the Premises and Lessee's entry on and occupancy of the Premises prior to the commencement of this Lease shall be governed by and subject to all the provisions, covenants and conditions to this Lease other than those requiring the payment of Rent and other charges.

         D. Lessee must furnish Preliminary Plans and Specifications incorporating the Lessee's construction obligations under Exhibit "B" for Lessor's prior approval within 30 days after Lessor provided Lessee with outline plans for the Premises. Within 60 days after approval by Lessor of Lessee's Preliminary Plans and Specifications, Lessee shall submit Working Plans and Specifications for Lessor's review and prior approval. All Preliminary Plans and Specifications and Working Plans and Specifications and other architectural or engineering drawings submitted or to be submitted by Lessee to Lessor shall comply with Exhibit "B".

         E. Lessee agrees not to place or suffer to be placed or to maintain on the exterior of the Premise any sign, awning, advertising matter on the glass of any window or door of the Premises without first obtaining the Lessor's written approval thereof. Lessee further agrees to maintain such sign, awning, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times.

         F. Any contractor or workman used to perform Lessee's work under Exhibit "B" shall be dismissed from the job by Lessor or Lessor's architect if, in the reasonable judgment of Lessor or Lessee shall exonerate, indemnify and hold harmless the Lessor or Lessor's architect from any loss, cost, damage or liability incurred by reason of any such demand.



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         G. Lessor may, at any time require any contractor retained by Lessee to do work on the Premises to furnish a payment bond for the benefit of Lessor or Lessee.

         H. Lessor may contract, at Lessee's expense, to have any of Lessee's work done which directly affects the structural or other elements of the Premises which Lessor has agreed to provide Lessee or other tenants of the Zone.


ARTICLE 7 - USE OF PREMISES

         A. The Premises shall be occupied and used solely for the purpose of:

                  Office Use. Exhibition of electronics, watches and general merchandise

         B.       Lessee covenants and agrees to:

                  (1)      conduct no sales to the public upon the Premises.

                  (2) store all trash and refuse in appropriate containers within the Premises and to attend to the regular disposal thereof in the manner designated by Lessor.

                  (3) refrain from burning any trash or rubbish within the Premises or the Zone.

                  (4) use a refuse disposal service provided or approved by the Lessor.

                  (5)      keep the Premises in a clean and safe condition.

                  (6) prevent the Premises from becoming or being used in any way which may be a nuisance to the Lessor or to any Lessee in the Zone.

                  (7) abide by all reasonable rules and regulations from time to time established by the Lessor.

         C. Lessee covenants and agrees not to use or occupy or suffer or permit the Premises or any part thereof to be used or occupied for any purpose contrary to law or the rules or regulations of any public authority or the requirements of any insurance underwriters or rating bureaus or in any manner so as to increase the cost of insurance to the Lessor over and above the normal cost of such insurance for the use above permitted for the type and location of the building of which the Premises are a part. Lessee will, on demand, reimburse Lessor for all extra premiums caused by Lessee's use of the Premises, whether or not Lessor has consented to such use. Lessee shall at its sole expense promptly comply with all present and future laws, regulations or rules of any county, state, federal and other governmental authority and any bureau and department thereof, and of the National Board of Fire Underwriters or any other body


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exercising similar functions which may be applicable to the Premises, including the making of any required structural changes thereto. If Lessee shall install any electrical equipment that overloads the lines in the Premises, Lessee shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction there over.


ARTICLE 8 - SPECIAL REQUIREMENTS

         A. The Lessee shall pay all costs, expenses, claims, fines, penalties, and damages, including attorneys' fees and court costs, whether or not judicial or administrative proceedings are initiated, that may be paid or incurred by Lessor because of the failure of the Lessee to comply with U.S. Customs regulations, and the Lessee shall indemnify the Lessor from all liability arising from such non-compliance. Upon termination of the lease, if there are any discrepancies which may give rise to claim for duties, taxes, liquidated damages, penalties or other charges by U.S. Customs, the Lessor shall continue to have a lien on Lessee's property and inventory in an amount sufficient to protect the Lessor against such claims.

         B. Lessee agrees that it will adopt and utilize the inventory control procedure required by the Lessor and by the United States Customs Service, maintained by Lessor under supervision of the United States Customs Service. Lessee shall pay Lessor for the use of said inventory control procedures and systems, including computer services rendered at such rates as the Lessor may reasonably establish, from time to time.

         C. Lessor, as the operator of the Zone, is required to submit periodic reports to the Foreign-Trade Zones Board and the United States Customs Service or may be required to perform other acts as the operator of the foreign-trade zone in compliance with other governmental regulations. Lessee hereby agrees to fully comply in the creation and maintenance of procedures, systems, regulations or programs which Lessor may, in its reasonable discretion, deem necessary to ensure compliance with all governmental requirements. Notwithstanding the foregoing, Lessor shall not be responsible for compliance by Lessee with the applicable customs laws and regulations, and shall bear no responsibility for the payment of any penalties assessed for Lessee's failure to comply with any customs laws and regulations. Lessee agrees to hold Lessor harmless from any liability arising from Lessee's failure to comply with customs laws and regulations.

         D. Lessee agrees that all liability for duties, taxes or penalties due any agency of the United States government and arising from Lessee's use of the Premises shall be borne by Lessee, including any duty, taxes or penalties on merchandise which is pilfered, lost or not accounted for to the satisfaction of the U.S. Customs Service for which Lessee may be liable. Lessee agrees to hold Lessor harmless from the cost of any such assessment of duties, taxes or penalties.

         E. Lessee agrees that it will be bound by the provisions of Foreign-Trade Zone No. 32 Tariff No. 1 attached hereto as Exhibit "C" and which is incorporated herein by reference, any


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changes thereto or revisions or reissue thereof, and all Regulations promulgated based thereon, during the term of this Lease and any extensions thereof.

         F. Lessee agrees to keep the Premises open for business during all hours of United States Customs Service operation in the Zone.

         G. Lessor shall have no liability to Lessee for any failure of or delay by the United States Customs Service in providing personnel to perform Customs services at the Zone, even if such failure or delay restricts or prohibits movement of goods into or out of the Zone.


ARTICLE 9 - ALTERATIONS

         Lessee covenants and agrees not to make or permit to be made any alterations, improvements and/or additions of any kind or nature to the Premises or any part thereof except by and with written consent of Lessor first had and obtained. All alterations, improvements and additions to the Premises shall be made in accordance with the provisions of Exhibit "B" and all applicable laws and shall at once when made or installed be deemed to have attached to the freehold and to have become the property of Lessor and shall remain for the benefit of Lessor at the end of the term or other expiration of this Lease in as good order and condition as they were when installed, reasonable wear and tear excepted. If prior to the termination of this Lease, or within 15 days thereafter, Lessor so directs, Lessee shall promptly remove the additions, improvements, fixtures and installations which were placed in the Premises by Lessee and which are designated in said notice. Lessee shall repair any damage occasioned by such removal and in default thereof Lessor may effect said removals and repairs at Lessee's expense. In the event of making such alterations, improvements and/or additions as herein provided, Lessee further agrees to indemnify and save harmless the Lessor from all expenses, liens, claims or damages to either persons or property arising out of or resulting from the undertaking or making of said alterations, additions and improvements. Lessor may, at any time, require any contractor retained by Lessee to make any alternations in the Premises to furnish a payment bond for the benefit of Lessor and Lessee.


ARTICLE 10 - MAINTENANCE OF PREMISES, INDEMNITY AND INSURANCE

         A. (1) Lessor covenants and agrees to keep and maintain the roof (said term excluding the suspended ceiling) and structural portions of the Premises except for any damage thereto caused by any negligence (whether by act or omission) of Lessee, its employees, agents, invitees, licensees, assignees or contractors, in which event such damages shall be promptly repaired at the sole cost and expense of Lessee. Other than as herein provided Lessor shall not be responsible to make any other improvements or repairs of any kind, in or upon the Premises.

                  (2) Lessee covenants and agrees to keep and maintain in good order, condition and repair (which repair shall mean replace if necessary) the Premises and every part thereof, except as hereinbefore provided, including but without limitation, the exterior and interior


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portions of all doors, door checks, security gates, windows, glass, utility facilities, plumbing and sewage facilities within the Premises or under the floor slab including free flow up to the main sewer line, fixtures, heating, air-conditioning (including exterior mechanical equipment), exterior utility facilities and exterior electrical equipment serving the Premises and interior walls, floors and ceilings, including compliance with applicable building codes relating to fire extinguishers. If Lessee refuses or neglects to commence or complete repairs promptly and adequately Lessor may, but shall not be required to do so, make or complete said repairs and Lessee shall pay the cost thereof to Lessor upon demand.

         B. (1) Lessee hereby agrees to defend, pay, indemnify and save free and harmless Lessor, and/or any fee owner or ground or underlying Lessors of the Zones, from and against any and all claims, demands, fines, suites, actions, proceedings, orders, decrees and judgments of any kind or nature by or in favor of anyone whomsoever and from and against any and all costs and expenses, including attorneys' fees, resulting from or in connection with loss of life, bodily or personal injury or property damage arising, directly or indirectly out of or from or on account of any occurrences in, upon, at or from the Premises or occasioned wholly or in part through the use and occupancy of the Premises or any improvements therein or appurtenances thereto, or by any act or omission of Lessee or any subtenant, concessionaire or licensee or Lessee, or their respective employees, agents, contractors, or invitees in, upon, at or from the Premises or its appurtenances or any common areas of the Zone. It is agreed that the indemnification provided for herein shall survive the termination of the Lease.

                  (2) Lessee and all those claiming by, through or under Lessee shall store their property in and shall occupy and use the Premises any improvements therein and appurtenances thereto and all other portions of the Zone solely at their own risk and Lessee and all those claiming by, through or under Lessee hereby release Lessor, to the full extent permitted by law, from all claims of every kind, including loss of life, personal or bodily injury, damage to merchandise, equipment, fixtures or other property, or damage to business or for business interruption, arising, directly or indirectly, out of or from or on account of such occupancy and use or resulting from any present or future conditions or state of repair thereof.

                  (3) Lessor shall not be responsible or liable at any time to Lessee, or to those claiming by, through or under Lease, for any loss of life, bodily or personal injury, or damage, loss or injury to property or business, or for business interruption, that may be occasioned by or through the acts, omissions or negligence of Lessee, it agents, servants and/or employees, or of any other persons, or any other tenants or occupants of any portion of the Zone.

                  (4) Lessor shall not be responsible or liable at any time for any defects, latent or otherwise, in any buildings or improvements in the Zone or any of the equipment machinery, utilities, appliances or apparatus therein, nor shall Lessor be responsible or liable at any time for loss of life, or injury or damage to any person or to any property or business of Lessee, or those claiming by, through, or under Lessee, caused by or resulting from the bursting, breaking, leaking, running, seeping, overflowing or backing up of water, steam, gas or sewage, in any part of the Premises or caused by or resulting from Acts of God or the elements, or resulting from any defect or negligence in the occupancy, construction, operation or use of any buildings or


                                    11 of 35
improvements in the Zone, including the Premises, or any of the equipment, fixtures, machinery, appliances or apparatus therein.

                  (5) Lessee shall give prompt notice to Lessor in case of fire or other casualty or accidents in the Premises or in the building of which the Premises form a part or of any defects therein or in any of its fixtures, machinery or equipment.

                  (6) In case Lessor, without fault on its part, shall be made a party to any litigation commenced by or against Lessee, then Lessee shall indemnify and hold lessor harmless therefrom and shall pay Lessor all costs and expenses, including reasonable attorneys' fees, which Lessor may sustain by reason thereof.

                  (7) Lessee expressly acknowledges that all of the foregoing provisions of this Article shall apply and become effective from and after the date Lessor shall deliver possession of the Premises to Lessee in accordance with the terms of this Lease.

         C. (1) Lessor's insurance: All the construction work described in Exhibit "B" hereof, whether performed or paid for by Lessor or Lessee (including all alterations, additions or improvements to the Premises made, with Lessor's written consent, subsequent to the initial construction thereof) shall be insured by Lessor against fire and such other risks as are, from time to time, included in standard extended coverage endorsements and/or, at Lessor's option, other special broad form coverages in amounts equal to at least 90% of the sound insurable value thereof (including any increase in value thereof resulting from increased construction costs), subject to deductibles. Subject to Lessee's compliance with the applicable insurance requirements set forth in Exhibit "B" hereof, Lessee shall carry such insurance with respect to Lessee's work in the Premises (including any such subsequent alterations, additions, or improvements) from and after the date of the commencement of such work.

                           (a) Comprehensive General Liability Insurance on an
occurrence basis with minimum limits of liability in an amount of $1,000,000 for bodily injury, personal injury or death to any one person and $1,000,000 for bodily injury, personal injury or death to more than one person and $500,000 with respect to damage to property, including water damage and sprinkler leakage legal liability; Lessee shall, at Lessee's expense, cause to be excluded form such liability insurance the "Care, Custody and Control Exclusion";

                           (b) Property Insurance covering loss or injury to
Lessee's merchandise, equipment fixtures or other property stored in the Premises, however caused, in an amount adequate to cover the full replacement value thereof, it being fully understood that Lessor is not an insurer of Lessee's property, and it is the intent of the parties hereto that any losses sustained by Lessee will be compensated for by insurance procured by Lessee for its own property. In the event Lessee does not procure such insurance to protect its own property, Lessor shall not be liable or responsible to Lessee, or those claiming by, through or under Lessee for damage, loss, or injury to Lessee's property, whether occasioned by or through the acts, omissions or negligence of Lessor, its agents, servants or employees or any other persons, or any tenants or occupants of any portion of the Zone;



                                    12 of 35

                           (c) Fire insurance, with extended coverage and
vandalism and malicious mischief endorsements, in an amount adequate to cover the full replacement value of all fixtures and contents in the Premises in the event of fire or other casualty;

                           (d) Plate glass insurance covering all plate glass in
the Premises;

                           (e) If there is a boiler or air-conditioning
equipment serving the Premises (whether installed in, adjoining, above or beneath the same) Broad Form Boiler and Machinery Insurance in the amount of $100,000; and

                           (f) Any and all insurance procured by the Lessee
whether it be to cover loss of property, liability or any other event or circumstance, must contain a waiver of subrogation rights as against the Lessor and any of its agents, servants and/or employees, it being the intent hereof that any claims for damages to property or person of any type or nature shall be borne by the Lessee's insurance company and/or the Lessee without recourse against the Lessor, its agents, servants and/or employees.

                  (3) All Comprehensive General Liability insurance to be procured by Lessee in pursuance of this Article and Exhibit "B" hereof shall be issued in the names and for the benefit of Lessor, its designee(s) and Lessee by one or more responsible insurance companies satisfactory to Lessor and licensed to do business in Florida; and at Lessee's option, such insurance may be carried under a blanket policy covering the Premises and any other of Lessee's stores, offices, warehouses or other facilities. All policies of insurance mentioned in Section C(2) of this Article shall contain the following endorsements:

                           (a) that such insurance may not be canceled or
amended with respect to Lessor except upon 15 days prior written notice from the insurance company to Lessor sent by certified or registered mail;

                           (b) that Lessee shall be solely responsible for the
payment of all premiums under such policy and that Lessor shall have no obligation for the payment thereof;

                           (c) that in the event of payment of any loss covered
by such policy, Lessor shall be paid first by the insurance company of its loss;

                           (d) an express waiver of any right of subrogation by
the insurance company against Lessor, the Lessee hereby expressly waiving any such right of subrogation for any reason or occurrence whatsoever and for any and all purposes, Lessee hereby waiving any and all claims of subrogation that otherwise may inure to the benefit of Lessee's insurance company by operation of law, common law or contract; and

                           (e) Lessee agrees to deliver to Lessor Certificates
or Memoranda of Insurance of all policies of insurance to be procured by Lessee within 10 days of the inception of such policies and, at least 10 days prior to the expiration of any such policy, Lessee shall deliver


                                    13 of 35
to Lessor Certificates or Memoranda of Insurance evidencing the renewal thereof. The minimum limits of any insurance coverage to be maintained by Lessee hereunder shall not limit Lessee's liability under the indemnity contained in this Article or elsewhere hereunder.

         D. Lessee shall not stock, use or sell or permit or suffer to be stocked, used or sold any article or do anything in or about the Premises which may be prohibited by or violate any of Lessor's insurance policies or the rules and regulations of the fire Insurance Rating Organization having jurisdiction or any similar body, or which will increase any insurance rates and premiums on the Premises, the building of which it forms a part and/or other building or improvements in the Zone. If as a result of:

                  (1) any failure of Lessee, or anyone claiming by, through or under Lessee, to comply with the foregoing sentence of this Section D, or

                  (2) the use and occupancy of the Premises by Lessee or anyone claiming by, through or under Lessee, whether or not Lessor has consented to the same or,

                  (3) Lessee's failure to use and/or continuously to occupy and operate Lessee's business in the Premises in the manner provided for in this Lease, or

                  (4) Lessee's abandonment of the Premises,

the insurance rates applicable to any policies of insurance carried by Lessor covering the Zone property or the rental income to be derived therefrom shall be increased, Lessee agrees to pay Lessor within 10 days after Lessor's written demand therefor, as additional rent hereunder, the entire portion of the premiums for said insurance which shall be attributable to such higher rates.

In determining whether any increase in such rates is the result of any of the aforementioned acts or omissions of Lessee or anyone claiming by, through or under Lessee, a schedule or rule book issued by the applicable rating organization or the rating procedures or rules of Lessor's insurance companies shall be conclusive evidence of the several items and charges which make up the insurance rates and premiums on the Premises and the Zone. If any such insurance carried by Lessor shall be canceled by the insurance carrier as a result of the aforementioned acts or omissions of Lessee or anyone claiming by, through or under Lessee, Lessee agrees to indemnify and hold Lessor harmless from all damages costs and expenses which Lessor may sustain by reason thereof.

         E. Lessee agrees and warrants that with respect to all employees working in Lessee's leased area and all business activities engaged in by Lessee, Lessee shall be solely responsible for complying with all federal, state and local health laws.

ARTICLE 11 - COMMON AREAS

All common areas and other common facilities (hereinafter collectively called "Common Areas") made available by Lessor in or about the Zone shall be subject to the exclusive control


                                    14 of 35
and management of Lessor, expressly reserving unto Lessor, without limitation, the right to erect and install structures, equipment or facilities within the enclosed portions or the parking or other areas. "Common Areas" (as initially constructed or as the same may at any time thereafter be enlarged or reduced) shall mean all areas, space, facilities, equipment, signs and special services from time to time made available by Lessor for the common and joint use and benefit of Lessor, the Lessee and other tenants and occupants of the Zone, and their respective employees, agents, subtenants, concessionaires, licensees, customers and other invitees, which may include (but shall not be deemed a representation as to their availability), the sidewalks, parking areas, access roads, driveways, landscaped areas, truck service ways, tunnels, loading docks, pedestrian malls (enclosed or open), courts, stairs, ramps, elevators, escalators, comfort and first aid stations and public washrooms. Lessor hereby expressly reserves the right, from time to time: to construct, maintain and operate lighting and other facilities, equipment and signs on all of said Common Areas; to regulate the same; to change the area; level; location and arrangement of the parking areas and other facilities forming a part of said Common Areas; to build multi-story parking facilities; to restrict parking by tenants and other occupants of the Zone and their employees, agents, subtenants, concessionaires and licensees; to enforce parking charges (by operation of meters or otherwise), to close temporarily all or any portion of the Common Areas for the purpose of making repairs or changes thereto and to discourage non-customer parking; and to establish, modify and enforce reasonable rules and regulations with respect to the Common Areas and the use to be made thereof. Lessor shall operate, manage, equip, police, light and maintain the common Areas in such manner as Lessor, in its sole discretion may from time to time determine, and Lessor shall have sole right and exclusive authority to employ and discharge all personnel with respect thereto. Lessee is hereby given a license (in common with all others to whom Lessor has or may hereafter grant rights) to use, during the term of this Lese, the Common Areas of the Zone as they may now or at any time during the term of this Lease exist, provided, however that if the size, location or arrangement of such Common Areas or the type of facilities at any time forming a part thereof be changed or diminished, Lessor shall not be subject to any liability therefor, nor shall Lessee be entitled to any compensation or diminution or abatement of rent therefor, nor shall such change or diminution of such areas be deemed a constructive or actual eviction. In order to establish that the Zone and any portion thereof is and will continue to remain private property and to prevent a dedication thereof or the accrual of any rights to any person or to the public therein, the Lessor hereby reserves the unrestricted right, in the Lessor's sole discretion, to close all or any portion of the Zone owned, leased or controlled by Lessor to the general public for one day in each calendar year, and in connection therewith, to seal off all entrances to the Zone, or any portion thereof. Lessee hereby acknowledges, consents and agrees that any and/or all service, facilities and access by the public to the Premises and/or to the Zone may be suspended in whole or in part on legal holidays, on such other days as amy be declared by local, state or federal authorities as days of observance, and/or during any periods of actual or threatened civil commotion, insurrection or other circumstances beyond Lessor's control when Lessor, in Lessor's reasonable judgment, shall deem the suspension of such services, facilities and access necessary for the protection and/or preservation of persons and/or property.




                                    15 of 35

ARTICLE 12 - MECHANICS LIEN OR CLAIMS

Lessee shall do all things reasonably necessary to prevent the filing of any mechanics' or other liens against the Premises or any other portion of the Zone or the interest of the Lessor or any ground or underlying Lessors therein or the interest of any mortgagees or holders of any deed of trust covering the Zone by reason of any work, labor, services or materials performed or supplied or claimed to have been performed or supplied to Lessee, or anyone holding the Premises, or any part thereof, through or under Lessee. If any such lien shall at any time be filed, Lessee shall either cause the same to be vacated and canceled or record within 10 days after the date of the filing thereof, or, if the Lessee in good faith determines that such lien should be contested, Lessee shall furnish such security, by surety bond or otherwise, as may be necessary or be prescribed by law to release the same as a lien against the real property and to prevent any foreclosure of such lien during the pendency of such contest. If Lessee shall fail to vacate or release such lien in the manner and within the time period aforesaid then, in addition to any other right or remedy of Lessor resulting from Lessee's said default, Lessor may, but shall not be obligated to , vacate or release the same either by paying the amount claimed to be due or by procuring the release of such lien by giving security or in such other manner as may be prescribed by law. Lessee shall repay to Lessor, as additional rent hereunder on demand, all sums disbursed or deposited by lessor pursuant to the foregoing provisions of this Section, including Lessor's cost and expense of attorneys' fees incurred in connection therewith. However, nothing contained herein shall imply any consent or agreement on the part of Lessor or any ground or underlying Lessors or mortgagees or holders of deeds of trust of the Zone to subject their respective estates or interest to liability under any mechanics' or other lien law, whether or not the performance or the furnishing of such work, labor, services or materials to Lessee or anyone holding the Premises, or any part thereof, through or under Lessee, shall have been consented to by Lessor and/or any of such parties.


ARTICLE 13 - DESTRUCTION

If the Premises are partially damaged by fire or other casualty insured under Lessor's insurance policies, then upon Lessor's receipt of the insurance proceeds, Lessor shall, except as otherwise provided herein, repair and restore the same (exclusive of Lessee's fixtures, decorations, signs and contents) substantially to the condition thereof immediately prior to such damage or destruction, limited, however, to the extent of the insurance proceeds received by Lessor therefor. If by reason of such occurrence:

                  (1) the Premises are rendered wholly untenantable, or

                  (2) the Premises are damaged in whole or in part as a result of a risk which is not covered by Lessors insurance policies, or

                  (3) the Premises are damaged in whole or part during the last three years of the term (or of any renewal term) hereof, or



                                    16 of 35

                  (4) the building of which the Premises form a part of all of the buildings which then comprise the Zone is or are damaged (whether or not the Premises are damaged) to an extent of 50% or more of the then replacement value thereof, or

                  (5) any or all of said buildings or the Common Areas of the Zone are damaged (whether or not the Premises are damaged) to such an extent that the Zone cannot in the sole judgment of the Lessor be operated as an integral unit, then or in any such events, Lessor may elect either to repair the damage as aforesaid, or to cancel this Lease by written notice of cancellation given to Lessee within 180 days after the date of such occurrence, and thereupon this Lease shall cease and terminate with the same force and effect as though the date set forth in the Lessor's said notice were the date herein fixed for the expiration of the Term hereof and Lessee shall vacate and surrender the Premises to Lessor. Upon the termination of this Lease, as aforesaid, Lessee's liability for the rents reserved hereunder shall cease as of the effective date of the termination of this Lease, as aforesaid, Lessee's liability for the rents reserved hereunder shall cease as of the effective date of the termination of this lease, subject, however, to the provisions for the prior abatement of rent hereinafter set forth. Unless this Lease is terminated by Lessor, as aforesaid, this Lease shall remain in full force and effect and the Parties waive the provisions of any law to the contrary, the Lessee shall repair, restore or replace Lessee's fixtures, decorations, signs, and contents in the Premises in a manner and to at least a condition equal to that existing prior to their damage or destruction and the proceeds of all insurance carried by Lessee on said property shall be held in trust by Lessee for the purposes of such repair, restoration or replacement. If by reason of such fire or other casualty the Premises are rendered wholly untenantable the fixed rent shall be fully abated, or if only partially damaged such rent shall be abated proportionately as to that portion of the Premises rendered untenantable, in either event (unless Lessor shall elect to terminate this Lease, as aforesaid) until 15 days after notice by Lessor to Lessee that the Premises have been substantially repaired and restored or until Lessee's business operations are restored in the entire Premises, whichever shall occur sooner. Lessee shall continue the operation of Lessee's business in the Premises or any part thereof not so damaged during any such period to the extent reasonably practicable from the standpoint of prudent business management and, except for such abatement of the Rent as hereinabove set forth, nothing herein contained shall be construed to abate Lessee's obligations for the payment of any additional rents and charges reserved hereunder. If such damage or other casualty shall be caused by the negligence of Lessee or of Lessee's subtenants, concessionaires, licensees, contractors or invitees or their respective agents or employees, there shall be no abatement of rent. Except for the abatement of the Rent hereinabove set forth, Lessee shall not be entitled to and hereby waives all claims against Lessor for any compensation or damage for loss of use of the whole or any part of the Premises and/or for any inconvenience or annoyance occasioned by any such damage, destruction, repair or restoration. The provisions of any statute or other law which may be in effect at the time of the occurrence of any such damage or destruction, under which a Lease is automatically terminated or a Lessee is given the right to terminate a Lease upon the occurrence of any such damage or destruction, are hereby expressly waive by Lessee.




                                    17 of 35

ARTICLE 14 - ACCESS TO PREMISES

         A. Lessee agrees to permit Lessor or Lessor's agents to inspect or examine the Premises at any reasonable time and to permit Lessor to make such repairs, alterations, improvements or additions in the Premises or to the building of which Lessee has covenanted herein to do and has failed so to do or which Lessor may be obligated or may desire to undertake, without the same being construed as an evidence of Lessee in whole or in part and the rent shall in no wise abate while such repairs, alterations, improvements or additions are being made by reason of loss or interruption of the business of Lessee because of the prosecution of such work. Lessor shall have the right to enter the Premises and to exhibit same to prospective tenants and/or mortgagees.

         B. Lessee agrees to permit U.S, Customs agents to enter the Premises at any reasonable time, without notice, for the purpose of examining the same.


ARTICLE 15 - SURRENDER OF PREMISES

         A. Lessee covenants and agrees to deliver up and surrender to the Lessor possession of the Premises upon expiration of this Lease, or its earlier termination as herein provided, broom clean and in as good condition and repair as the same shall be at the commencement of the term of this Lease, or may have been put by the Lessor during the continuances thereof, ordinary wear and tear and damage by fire or the elements beyond Lessee's control excepted.

         B. Lessee shall on Lessor's written directions and at Lessor's option at Lessee's expense remove all property of Lessee and all alterations, additions and improvements as to which Lessor shall have made the election hereinabove provided, repair all damage to the Premises caused by such removal and restore the Premises to the condition in which they were prior to the installation of the articles so removed. Any property not so removed at the expiration of the term hereof and as to which Lessor shall have not made said election, shall be deemed to have been abandoned by Lessee and may be retained or disposed of by Lessor, as Lessor shall desire. Lessee's obligation to observe or perform this covenant shall survive the expiration or termination of this Lease.


ARTICLE 16 - UTILITIES

         A. Lessee covenants and agrees to pay for all utility services rendered or furnished to the Premises, including heat, water, gas, electricity, sewer rental, sewage treatment facilities and the like, together with all taxes levied or other charges on such utilities. If Lessor shall supply any such services, or if any such services are required to be paid for by Lessor under a master meter, Lessee will purchase same from Lessor at charges not in excess of the charges for the service in question made by any publicly utility corporation or governmental agency supplying such utilities in the area plus an additional 10% for Lessor's costs as may be incurred in connection therewith. Any such charges for service supplied by Lessor shall be due and payable


                                    18 of 35
within 10 days after billing therefor are rendered to Lessee. Lessor shall have the same rights for non-payment of such charges as it would have under this Lease for non-payment of rent. In no event shall Lessor be liable for the quality, quantity, failure or interruption of such service to the Premises.

         B. Lessor may, with notice to Lessee, or without notice in the case of an emergency, cut off and discontinue gas, water, electricity and any or all other utilities whenever such discontinuance is necessary in order to make repairs or alterations. No such action by Lessor shall be construed by Lessee to terminate this Lease, nor shall Lessor be in any way responsible or liable for such action.


ARTICLE 17 - ASSIGNMENT AND SUBLETTING

         A. Lessee covenants and agrees not to assign this Lease or to sublet the whole or any part of the Premises, or to permit any other persons to occupy same without the written consent of the Lessor, references elsewhere herein to assignees notwithstanding. If the Lessee requests permission to either assign this Lease, or to sublet the whole or any part of the Premises, or this Lease is deemed to be assigned pursuant to Paragraph B of this Article, then Lessor may elect to do one of the following:

                  (1) consent on such reasonable terms and conditions as Lessor may deem advisable or

                  (2)      withhold consent in its sole and absolute discretion

Any such assignment or subletting even with the consent of Lessor, shall not relieve Lessee from liability for payment of rent or other sums herein provided or from the obligation to keep and be bound by the terms, conditions and covenants of this Lease. The acceptance of rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or to be a consent to the assignment of this Lease or subletting of the Premises.

         B. If Lessee is a corporation, then any transfer of this Lease from Lessee by merger, consolidation or liquidation or any change in ownership or power to vote of a majority of its outstanding voting stock shall constitute an assignment for the purpose of this Lease.

         C. An assignment for the benefit or creditors or by operation of law shall not be effective to transfer any rights to assignee without the written consent of the Lessor first having been obtained.

         D. Lessor may assign this Lease, or the rents due hereunder, at any time.




                                    19 of 35

ARTICLES 18 - CONDEMNATION

         A. If the whole of the Premises or such part thereof as will render the remainder untenantable shall be acquired or taken by eminent domain for any public or quasi-public use or purpose or by private purchase in lieu thereof, then this Lease and the term hereof shall automatically cease and terminate as of the date of title vesting in such proceedings.

         B. If any part of the Premises shall be so taken and such partial taking shall render that portion not so taken unsuitable for the purposes for which the Premises were leased, then Lessor and Lessee shall each have the right to terminate this Lease by written notice given to the order within 60 days after the date of title vesting in such proceeding. If any part of the Premises shall be so taken and this Lease shall not be terminated, as aforesaid, then this Lease and all of the terms and provisions thereof shall continue in full force and effect, except that the Rent shall be reduced in the same proportion that the floor area of the Premises taken (including basement and mezzanine space, if any) bears to the original floor are demises, and Lessor shall, upon receipt of the award in condemnation, make all necessary repairs or alterations (exclusive of Lessee's fixtures, decorations, signs and contents) to restore the portion of the Premises remaining to as near its former condition as the circumstances will permit, and to the building of which the Premises from part to the extent necessary to constitute the portion of the building not so taken a complete arquitectural, unit; provided, however, that Lessor, in any event, shall not be required to spend for such repair and alteration work an amount in excess of the respective amounts received by Lessor as damages for the taking of such part of the Premises and of the building of which it forms a part, and Lessee, at Lessee's expense, shall make all necessary repairs and alterations to Lessee's trade fixtures, decorations, signs, and contents.

         C. As used herein, the amount received by Lessor shall mean that portion of the award in condemnation received by Lessor from the condemning authority which is free and clear of all prior claims or collections by the holders of any mortgages or deeds of trust or any ground of underling Lessors.

         D. If more than 20% of the floor area of the building of which the Premises forms a part or of the Zone shall be taken as aforesaid, Lessor shall have the right, by written notice given to Lessee, to terminate this Lease, such termination to be effective as of the date of title vesting in such proceedings.

         E. If this Lease is terminated as provided in this Article all rents shall be paid by Lessee up to the date that Possession is so taken by public authority and Lessor shall make an equitable refund of any rents paid by Lessee in advance and not yet earned.

         F. All damages or compensation awarded or paid for any such taking, whether for the whole or a part of the Premises or any part of the land, building and improvements constituting the Zone, shall belong to and be the property of Lessor without any participation by lessee, whether such damages or compensation shall be awarded or paid for diminution in value of the fee or any interest of Lessor in any ground or underlying lease covering the Zone or in the leasehold estate created hereby, and Lessee hereby expressly waives and relinquishes all claims


                                    20 of 35
to such award or compensation or any part thereof and of the right to participate ;in any such condemnation proceedings against the owners of any interest in the Zone; provided, however, that noting herein contained shall be construed to preclude Lessee from prosecuting any claim directly against the condemning authority, but not against Lessor, for the value of or damages to and/or for the cost of removal of Lessee's movable fixtures and other personal property which under the terms of the Lease, as may be recoverable by Lessee in Lessee's own right, provided further that no such claim shall diminish or otherwise adversely affect Lessor's award. Each Party agrees to execute and deliver to the other all instruments that may be required to effectuate the provisions of this Article.

ARTICLE 19 - DEFAULT BY LESSEE

         A. If at any time after the date of Lease (whether prior to the commencement of or during the Term of this Lease):

                  (1) any proceedings in bankruptcy, insolvency or re-organization shall be instituted against Lessee pursuant to any federal or state law now or hereafter enacted, or any receiver or trustee shall be appointed for all or any portion of Lessee's business or property, or any execution or attachment shall issue against Lessee or any of Lessee's business or property or against the leasehold estate created hereby, and any such proceedings, process or appointment be not discharged and dismissed within 30 days from the date of such filing, appointment or issuance; or

                  (2) Lessee shall be adjudged a bankrupt or insolvent, or Lessee shall make an assignment for the benefit of creditors, or Lessee shall file a voluntary petition in bankruptcy or petitions for (or enters into) an arrangement or for reorganization, composition or any other arrangement with Lessee's creditors under any federal or state law now or hereafter enacted, or this Lese or the estate of the Lessee herein shall pass to or devolve upon, by operation of law or otherwise, anyone other than Lessee (except as herein provided), the occurrence of any one of such contingencies shall be deemed to constitute and shall be construed as a repudiation by Lessee of Lessee's obligations hereunder and shall cause this Lease ipso facto to be canceled and terminated, without thereby releasing Lessee; and upon such termination Lessor shall have the immediate right to re-enter the Premises and to remove all persons and property therefrom and this Lease shall not be treated as an asset of the Lessee's estate and neither the Lessee nor anyone claiming by, through or under Lessee by virtue of any law or any order of any court shall be entitled to the possession of the Premises or to remain in the possession thereof. Upon the termination of this Lease, as aforesaid, Lessor shall have the right at its option to retain as partial damages, and not as a penalty, any prepaid rents and any security deposited by Lessee hereunder and Lessor shall also be entitled to exercise such rights and remedies to recover from Lessee as damages such amounts as are specified in this Article, unless any statute or rule of law governing the proceedings in which such damages are to be proved shall lawfully limit the amount of such claims capable of being so proved, in which case Lessor shall be entitled to recover, as and for liquidated damages, the maximum amount which may be allowed under any such statute or rule of law. As used herein the term "Lessee" shall be deemed to include Lessee and its successors and assigns and the guarantor of the Lessee's obligations under this Lease, if any.



                                    21 of 35

         B. (1) If this Lease be assigned or the Premises be sublet, either voluntarily or by operation of law, except as herein provided, or if Lessee shall fail (i) to pay, when due, any rental or other sum payable hereunder within five days after the same are due; or (ii) to correct any default with respect to Article 8 hereof within five days after written notice of such default shall have been given to Lessee; or (iii) to keep, observe or perform any of the other terms, covenants and conditions herein to be kept, observed and performed by Lessee for more than five days after written notice shall have been given to Lessee specified (other than a default under subdivision (i) hereof) shall be of such nature that the same cannot be reasonably cured or remedied within said five day period, if Lessee shall not in good faith have commenced the curing or remedying of such default within such five day period and shall no thereafter continuously and diligently proceed therewith to completion; (iv) or if Lessee shall make default with respect to any other lease between Lessor and Lessee, then and in any one or more of such events *herein sometimes referred to as an "Event of Default"), Lessor shall have the immediate right to re-enter the Premises, either by summary proceedings, by force or otherwise and to dispossess Lessee and all other occupants therefrom and remove and dispose of all property therein or, at Lessor's election, to store such property in a public warehouse or elsewhere at the cost and for the account of Lessee, all without service of any notice of intention to re-enter with or without resort to legal process (which Lessee hereby expressly waives) and without Lessor being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Upon the occurrence of any such Event of Default, Lessor shall also have the right, at its option, in addition to and not in limitation of any other right or remedy, to terminate this Lease by giving Lessee a written three days' notice of cancellation and upon the expiration of said three days, this Lease and the Term hereof shall end ad expire as fully and completely as if the date of expiration of such three day period were the date herein definitely fixed for the end and expiration of this Lease and the Term hereof and thereupon, unless Lessor shall have theretofore elected to reenter the Premises, Lessor shall have the immediate right of re-entry, in the manner aforesaid, and Lessee and all other occupants shall quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided; provided, however that if Lessee shall default (-i-) in the timely payment of any rental or other sum payable hereunder and any such default shall continue or be repeated for two consecutive months, or for a total of four months in any period of 12 months, or (-ii-) in the performance of any other covenant of this Lease more than six times, in the aggregate, in any period of six months, then, notwithstanding that such defaults shall have been cured within the period after notice as above provided, any further similar default shall be deemed to be deliberate and Lessor thereafter may serve said written three day notice of termination without affording to Lessee an opportunity to cure such further default.

                  (2) If by reason of the occurrence of any such Event of Default, the Term of this Lease shall end before the date thereof originally fixed herein, or Lessor shall re-enter the Premises, or Lessee shall be ejected, dispossessed, or removed therefrom by summary proceedings or in any other manner, whether or not specifically enumerated in this Lese, or if the Premises become vacant, deserted or abandoned, Lessor at any time thereafter may relet the Premises, or any part or parts thereof, either in the name of Lessor or as agent for Lessee, for a term or terms which may, at Lessor's option, be less than or exceed the period of the remainder of the term hereof or which otherwise would have constituted the balance of the term of this


                                    22 of 35

Lease, and grant concessions of free rent. Lessor shall receive the rents from such reletting and shall apply the same, first, to the payment of any indebtedness other than rent due hereunder from Lessee, to Lessor; second to the payment of such expenses as Lessor may have incurred in connection with re-entering, ejecting, removing, dispossessing, reletting, altering, repairing, redecorating, subdividing, or otherwise preparing the Premises for reletting, including brokerage and attorneys' fees; and the residue, if any, Lessor shall apply to the fulfillment of the terms, covenants and conditions of Lessee hereunder and Lessee hereby waives all claims to the surplus, if any. Lessee shall be and hereby agrees to be liable for and to pay Lessor any deficiency between the rent, additional rents and other charges reserved herein and the net rentals, as aforesaid, of reletting, if any, for each month of the period which otherwise would have constituted the balance of the term of this Lease. Lessee hereby agrees to pay such deficiency in monthly installments on the rent days specified in this Lese and any suit or proceeding brought to collect the deficiency for any month, either during the Term of this Lease or after any termination thereof, shall not prejudice or preclude in any way the rights of Lessor to collect the deficiency for any subsequent month by a similar suit or proceeding. Lessor shall in no event be liable in any way whatsoever for the failure to relet the Premises or , in the event of such reletting, for failure to collect the rents reserved thereunder. Lessor is hereby authorized and empowered to make such repairs, alterations, decorations, subdivisions or other preparations for the reletting of the Premises as Lessor shall deem fit, advisable and necessary, without in any way releasing Lessee from any liability hereunder, as aforesaid. Lessor shall have a lien for the payment of all sums to be paid by Lessee hereunder (including all expenses incurred by Lessor in recovering possession of the Premises and the reletting thereof, which shall be deemed to be rent) upon all of Lessee's property, which shall be in addition to any landlord's lien that may now or at any time hereafter be provided by law.

                  (3) No such re-entry or taking possession of the Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof shall result as a matter of law or be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time thereafter elect to terminate this Lease for such previous breach.

                  (4) If this Lease is terminated pursuant to the foregoing provisions of this Article, Lessor may recover from Lessee all damages it may sustain by reason of Lessee's default, including the cost of recovering the Premises and attorneys' fees and upon so electing and in lieu of the damages that may be recoverable under subparagraph B(2) above (measured by the monthly deficiency, if any) shall be entitled to recover form Lessee, as and for liquidated damages, and not as a penalty, an amount equal to the difference between the rent, additional rents and other charges reserved hereunder for the period which otherwise would have constituted the balance of the Term of this Lease and the rental value of the Premises at the time of such election, for such period, both discounted at the rate of four percent per annum to present worth, all of which shall immediately be due and payable by Lessee to Lessor. In determining the rental value of the Premises, the rental realized by any reletting, if such reletting be accomplished by Lessor within a reasonable time after the termination of this Lease, shall be, deemed prima facie to be rental value. Nothing herein contained, however, shall limit or


                                    23 of 35
prejudice the right of Lessor to prove and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, the governing the proceedings in which, such damages are to be provided, whether or not such amount be greater, equal to, or less than the amounts referred to in subparagraph B(2) of this Article.

                  (5) If Lessee is declared in default of this Lease by reason of the occurrence of any Event of Default, then Lessor may immediately or at any time thereafter terminate Lessee's access to the Alternate Inventory Control System maintained by Lessor under the supervision of the United States Customs Service.

                  (6) The Parties hereby waive trial by jury in any action, proceeding or counterclaim brought by either Party against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Lessor and Lessee created hereby, the Lessee's use or occupancy of the Premises, and/or any claim for injury or damage. In the event Lessor commences any action or proceeding for non-payment of rent, additional rents or other charges due hereunder, Lessee agrees not to interpose any counterclaim of any nature or description in any such action or proceedings. The foregoing, however shall not be construed as a waiver of Lessee's right to assert such claim in a separate action or proceeding instituted by Lessee.

                  (7) Lessee hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event Lessee shall be evicted or dispossessed from the Premises for any cause, or Lessor re-enters the Premises following the occurrence of any Event of Default hereunder, or this Lease is terminated by the expiration date thereof originally fixed herein.

                  (8) In the event of any breach or threatened breach by Lessee of any of the terms and provisions of this Lease, Lessor shall have the right to injunctive relief as if no other remedies were provided herein for such breach.

                  The rights and remedies herein reserved by or granted to Lessor are distinct, separate and cumulative, and the exercise of any of them shall not be deemed to preclude, waive or prejudice Lessor's right to exercise any or all others.

                  (9) Lessee hereby expressly waives any right to assert a defense based on merger and agrees that neither the commencement of any action or proceeding, nor the settlement thereof, nor the entry of judgment therein shall bar Lessor from bringing any subsequent actions or proceeds from time to time.

                  (10) If Lessee shall default hereunder prior to the date fixed as the commencement of any renewal or extension of this Lease, whether by a renewal option herein contained or by separate agreement, Lessor may cancel such option or agreement for renewal or extension of this Lease upon two days' written notice to Lessee.



                                    24 of 35

                  (11) Wherever in this Lease the Lessor has reserved or is granted the right to "re-entry" into the Premises the use of such word is not intended, nor shall it be construed to be limited to its technical legal meaning.

                  (12) In the event that Lessor should bring suit for the possession of the Premises, for the recovery of any sum due under, or because of the breach of, any covenant of this Lease, or for any other relief against Lessee, declaratory or otherwise, or should Lessee bring any suit for any relief against Lessor, declaratory or otherwise, arising out of this Lease, and Lessor should prevail in any such suit, Lessee agrees to pay Lessor all costs, expenses and reasonable attorneys' fees that Lessor may have incurred in connection therewith, which shall be deemed to have accrued on the commencement of such suit and shall be enforceable whether or not such suit is prosecuted to judgment. Nothing contained in this Article shall be deemed or construed to require Lessor to give notices herein provided for prior to the commencement of a summary proceeding for non-payment or rent, it being intended that any such notice or notices are for the sole and only purpose of creating a conditional limitation or a condition precedent hereunder to which this Lease shall terminate and Lease shall become a hold-over tenant.


ARTICLE 20 - DEFAULT BY LESSOR

         A. Lessor shall in no event be charged with default in the performance of any of its obligations hereunder unless and until Lessor shall have failed to perform such obligations within 60 days (or such additional time as is reasonably required to correct any such default) after notice to Lessor by Lessee properly specifying wherein Lessor has failed to perform any such obligations.

         B. If the holder of record of any mortgage covering the Premises shall have given prior written notice to Lessee that it is the holder of a mortgage and that such notice includes the address at which notices to such mortgages are to be sent, then Lessee agrees to give the holder of record of such mortgagee notice simultaneously with any notice given to Lessor to correct any default of Lessor and hereinabove promises and agrees that the holder of record of such mortgage shall have the right, within 60 days after receipt of said notice, to correct or remedy such default before Lessee may take any action under this Lease by reason of such default. Any notice of default given Lessor shall be null and void unless simultaneous notice has been given to said mortgagee.


ARTICLE 21 - ESTOPPEL CERTIFICATE, ATTORNMENT AND SUBORDINATION

         A. This lease is subject and subordinate to each and every ground or underlying lease of the Zone or any part thereof heretofore or hereafter made by Lessor (all of the foregoing collectively being the "Superior Leases") and to each and every trust indenture and mortgage (collectively the "Mortgages") which may now or hereafter affect the Zone or any part thereof or any such Superior Lease and the leasehold interest created thereby, and to all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or


                                    25 of 35
thereto, substitutions therefor, and advances made thereunder. This clause shall be self-operative and no further instrument of subordination shall be required to make the interest of any Lessor under a Superior Lease, or trustee or mortgagee of a Mortgage superior to the interest of Lessee hereunder. In confirmation of such subordination, however, Lessee shall execute promptly any certificate that Lessor may request and Lessee hereby irrevocably constitutes and appoints Lessor as Lessee's attorney-in-fact to execute any such certificate or certificates for and on behalf of Lessee. However, should any Lessor under such Superior Lease or any mortgagee under any such Mortgage request that this lease be made superior, rather than subordinate, to any such Superior Lease and/or Mortgage, then Lessee, within 10 days following Lessor's written request therefor, agrees to execute and deliver, without charge, any and all documents (in form acceptable to Lessor and such Lessors or mortgagees) effectuating such priority. Lessee covenants and agrees that, except as expressly provided herein, Lessee shall not do anything that would constitute a default under any Superior Lease or Mortgage, or omit to do anything that Lessee is obligated to do under the terms of this lease so as to cause Lessor to be in default under any of the foregoing.

         B. If at any time prior to the expiration of the term hereof, any Superior Lease shall terminate or be terminated for any reason, Lessee agrees, at the election and upon demand of any owner of the Zone or the Lessor under any such other Superior Lease, or of any mortgagee in possession of the Zone, to attorn, from time to time, to any such owner, Lessor or mortgagee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, Lessee or mortgagee, as the case may be, or receiver caused to be appointed by any of the foregoing, shall then be entitled to possession of the Zone. The provisions of this subsection B shall inure to the benefit of any such owner, Lessor or mortgagee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such Superior Lease, and shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Lessee, however, upon demand of any such owner, Lessor or mortgagee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this subsection B, satisfactory to any such owner, Lessor or mortgagee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this subsection B shall be construed to impair any right otherwise exercisable by any such owner, Lessor or mortgagee.

         C. From time to time, within seven days next following Lessor's request, Lessee shall deliver to Lessor a written statement executed and acknowledged by Lessee, in form satisfactory to Lessor,

                  (1) stating that this lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications),

                  (2) setting forth the date to which the Rent, additional rent and other charges hereunder have been paid,



                                    26 of 35

                  (3) stating whether or not, to the best knowledge of Lessee, Lessor is in default under this Lease, and, if Lessor is in default, setting forth the specific nature of all such defaults,

                  (4) certifying that Lessor has completed construction of the Premises,

                  (5) certifying that Lessee has accepted possession of the Premises, and

                  (6) as to any other matters requested by Lessor, Lessee acknowledges that any statement delivered pursuant to this sub-section C may be relied upon by any purchaser or owner of the Zone, or Lessor's interest in the Zone or any Superior Lease, or by any mortgage of a Mortgage, or by any assignee of any mortgagee of a mortgage, or any Lessor under any Superior Lease.

         D. This Lease shall not be recorded without the prior written consent of Lessor. Upon the request of Lessor, Lessee agrees to execute a short form of this Lease which may be recorded in Lessor's sole discretion.

         E. If any lending institution with which Lessor has negotiated or may negotiate interim or long-term financing for the Zone does not approve the financial and credit rating of Lessee for purposes of such financing, or if any such lending institution shall require a change or changes in this Lease as a condition of its approval of this Lease for such financing, and if within 30 days after notice from lessor:

                  (1) Lessee fails or refuses to supply or execute assurances and/or guarantees which are stated by Lessor as indicated to be necessary to secure the approval of Lessee's financial and credit rating by any such lending institution, or

                  (2) if Lessee fails or refuses to execute with Lessor the amendment or amendments to this Lease accomplishing the change or changes which are stated by Lessor to be needed in connection with approval of this Lease for purposes of such financing, Lessor shall have the right to cancel this Lease at any time prior to the commencement of Lessee's work, as described in Article 6 hereof. In the event of cancellation by Lessor hereunder, this Lease shall be and become null and void with no further liability or obligation on the part of either party hereto.


ARTICLE 22 - HOLDING OVER

         If Lessee remains in possession of all or any part of the Premises after the expiration of the term o9f this Lease or any renewal thereof, the Lessee shall be deemed a Lessee of the Premises at sufferance, subject to all of the terms and provisions hereof, except only as to the terms of this Lease; provided, that the rent payable during such period as Lessee continues to hold the Premises or any part thereof shall be at twice the highest annual rate of Base Rent and additional rent theretofore paid under this Lease.




                                    27 of 35

ARTICLE 23 - QUIET ENJOYMENT

         If Lessee pays the Base Rent and other charges herein provided and performs all of the covenants and agreements herein stipulated to be performed on the Lessee's part, Lessee shall, at all times during said term, have the peaceable and quiet enjoyment and possession of the Premises without any manner of hindrance from Lessor or any person lawfully claiming through Lessor, except as to such portion of the Premises as shall be taken under the power of eminent domain.


ARTICLE 24 - SECURITY AGREEMENT

         A. For valuable consideration and as security for the payment of rent and other charges reserved hereunder whether due or otherwise hereunder, Lessee hereby grants to Lessor a first security interest in the following described collateral: (1) All inventory in the Premises during the term of this Lease; (2) All equipment and other personalty placed in the Premises during the term of this Lease; and (3) All proceeds of said inventory, equipment and personalty.

         B. Upon the happening of any of the following events or conditions, namely: (1) Default in the payment of rent or performance of any of the obligations or of any covenant or liability contained or referred to herein; (2) Making of any levy, seizure or attachment of the collateral; and (3) Death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver, assignment for the benefit or creditors by or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Lessee or any guarantor or surety for Lessee; thereupon, or any time thereafter (such default not having previously been cured) Lessor shall then have all the remedies of a secured party under the laws of the State of Florida, including without limitation thereto, the right to take possession of the collateral and for that purpose Lessor may enter upon the Premises and remove the same therefrom. Lessor will give Lessee at least 10 days' prior written notice of any public sale thereof or of the date after which any private sale or any other intended disposition is to be made, and at any such sale the Lessor may purchase the collateral.

         C. This security agreement and the first security interest and collateral created hereby shall be terminated when all of the rent and other charges becoming due during the term of this Lease or extension thereof have been paid in full.


ARTICLE 25 - REIMBURSEMENT

         All terms, covenants and conditions herein contained, to be performed by Lessee, shall be performed at its sole expense and if Lessor shall pay any sum of money or do any act which requires the payment of money, by reason of the failure, neglect or refusal of Lessee to perform


                                    28 of 35
such term, covenant or condition, the sum of money so paid by Lessor shall be payable by Lessee to Lessor with the next succeeding installment of rent.


ARTICLE 26 - TITLES OF ARTICLES

         The titles of the articles throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this instrument.


ARTICLE 27 - NOTICES

         Any notices, request, demand, approval, consent or other communication which Lessor or Lessee may be required to give to the other Party shall be in writing and shall be mailed to the other Party at the address specified on page 1 hereof, or to the Premises if such communication is to the Lessee, or to such other address as either Party shall have designated to the other. The time of the rendition of notice to Lessee by Lessor shall be hen same is mailed, postage prepaid. The time of the rendition of notice to the Lessor shall be upon receipt by Lessor.


ARTICLE 28 - DEFINITIONS

1) "Zone" shall mean the real estate located in Dade County, Florida, described in Exhibit "D" which is attached hereto and incorporated herein by reference, and all improvements thereon.

2) "Floor Area" shall mean the actual number of square feet of floor space of all floors, basements and mezzanines of the Premises without deduction or exclusion for any space occupied or used by columns, stairs or other interior construction or equipment within the exterior faces of exterior walls, except party walls (walls shared by separate tenants), in which case the center of the wall in questions shall be used instead of the exterior face thereof.

3) As used in this Lease and when required by context, each number (singular or plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association".

4) "Lessor" so far as covenants or obligations on the part of Lessor are concerned, shall be limited to mean and include only the owner (or Lessee of the ground or underlying lease of which this Lease is a sublease) for the time being of the Zone, buildings and the land on which they stand. If the Zone or the ground or underlying lease, be sold or transferred, the seller (or assignor of the ground or underlying lease of ;which this lease is a sublease) shall be automatically and entirely released of all covenants and obligations of this Lese from and after the date of such conveyance or transfer, provided the purchaser has assumed and agreed to carry out all covenants and obligations of Lessor hereunder, it being intended hereby that the


                                    29 of 35
covenants and obligations contained in this Lease to be performed on the part of the Lessor shall be binding upon Lessor, its successors and assigns, only during their respective successive periods of ownership. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed by Lessor and Lessee that there shall be absolutely no personal liability on the part of the Lessor or its successor with respect to any of the terms, conditions and covenants of this Lease, and that Lessee shall look solely to the interest of Lessor in the Zone for the satisfaction of each and every remedy of Lessee in the event of any breach by Lessor of any terms, conditions and covenants of this Lease to be observed or performed by Lessor.

5) "Term" shall mean the period specified under article 2 of this Lease.


ARTICLE 29 - INVALIDITY OF PARTICULAR PROVISIONS

         If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lese shall be valid and be enforced to the fullest extent permitted by law.


ARTICLE 30 - PROVISIONS BINDING

         A. the submission of this document for examination and negotiation does not constitute and offer to lease, or a reservation for or option for the Premises. This document shall become effective and binding only upon the execution and delivery hereof by both Lessor and Lessee.

         B. Except as herein otherwise expressly provided, the terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of the Lessor and the Lessee. Each term and each provision of this Lease shall be construed to be both an independent covenant and a condition. The reference contained to successors and assigns of Lessee is not intended to constitute a consent to assignment by Lessee, but has reference only to those instances in which Lessor may have given written consent to a particular assignment.


ARTICLE 31 - RELATIONSHIP OF PARTIES

         Nothing contained in this Lease shall be deemed or construed by the Parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Lessor and Lessee, it being expressly understood and agreed that neither the computation of rent nor any other provisions contained in


                                    30 of 35
this lease nor any act or acts of the Parties hereto shall be deemed to create any relationship between Lessor and Lessee other than the relationship of landlord and tenant.


ARTICLE 32 - NO WAIVER

         The failure of Lessor to insist upon the strict performance of any provision of this Lease, or the failure of Lessor to exercise any right, option or remedy hereby reserved shall not be construed as a waiver for the future of any such provision, right, option or remedy or as a waiver of a subsequent breach thereof. The consent or approval by Lessor of any act by Lessee requiring Lessor's consent or approvals shall not be construed to waive or render unnecessary the requirement for Lessor's consent or approval of any subsequent similar act by Lessee. The receipt by Lessor of rent with knowledge of a breach of any provision of this Lease shall not be deemed to have been waived unless such waiver shall be in writing signed by Lessor. No payment by Lessee or receipt by Lessor of a lesser amount than the rents and/or other charges hereby reserved shall be deemed to be other than on account of the earliest rents and/or charges then unpaid, nor shall any endorsement or statement on any check or any letter accompanying any check or payment by Lessee be deemed in accord and satisfaction and Lessor may accept such check or payment without prejudice to lessor's right to recover the balance of such rents and/or other charges due or Lessor may pursue any other remedy in this Lease provided, and no waiver by lessor in favor of any other Lessee or occupant of the Zone shall constitute a waiver in favor of the lessee herein.


ARICLE 33 - BROKERAGE

         Lessee covenants, warrants and represents to Lessor that there were no brokers instrumental in consummating this Lease and that no conversation or prior negotiations were had by Lessee with any other broker concerning the renting of the Premises. Lessee agrees to protect, indemnify, save and keep harmless the Lessor against and from all claims, loss, cost, damage or expense, including attorneys' fees, arising out of or from any claims for brokerage commissions or finders fees resulting from any conversation or negotiations had by Lessee with any broker or any other person.

         Lessor shall be excused for the period or periods of delay in the opening of the Zone or in the performance of any of Lessor" obligations, hereunder when delayed, hindered or prevented from so doing by any cause or causes beyond Lessor's control, which shall include, without limitation, all delays caused by Lessee, labor disputes, riots, civil commotion or insurrection, war or war-like operations, invasion, rebellion, military or usurped power, sabotage, governmental restrictions, regulations or controls, inability o obtain any materials, services or financing, fire, unusual or extreme weather conditions or other casualties, or acts of God. If as a result of any such events Lessor shall be unable to exercise any right or option within any time limit provided therefor in this Lease, such time limit shall be deemed extended for a period equal to the duration of such event.




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

ARTICLE 34 - FORCE MAJEURE

         Lessor shall be excused for the period or periods of delay in the opening of the Zone or in the performance of any of Lessor's obligations, hereunder when delayed, hindered or prevented from so doing by any cause or causes beyond Lessor's control, which shall include, without limitation, all delays caused by Lessee, labor disputes, riots, civil commotion or insurrection, war or war-like operation, invasion, rebellion, military or usurped power, sabotage, governmental restrictions, regulations or controls, inability o obtain any materials, services or financing, fire, unusual or extreme weather conditions or other casualties, or acts of God. If as a result of any such events Lessor shall be unable to exercise any right or option within any time limit provided therefor in this Lease, such time limit shall be deemed extended for a period equal to the duration of such event.


ARTICLE 35 - RADON GAS

         Pursuant to Section 404.056(8) of the Florida Statutes, Lessor is required to notify Lessee of the following:

                  Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.


ARTICLE 36 - CHOICE OF LAW

         This Agreement is made pursuant to, and is and shall be subject and interpreted according to the laws of the State of Florida.

ARTICLE 37 - LITIGATION & ATTORNEYS FEES

         Any litigation between the parties arising out of this Lease shall be in the courts of the State of Florida in Miami-Dade County, Florida. In the event of any such litigation the prevailing party shall be entitled to recover all costs incurred, such costs to include without limitation reasonable attorney's fees, including attorney's fees on appeal and in any bankruptcy proceedings, ad this provision shall survive the termination of this lease agreement.




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ARTICLE 38 - HAZARDOUS MATERIALS

         Lessee for itself, its employees and agents, agrees that it shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated by any federal, state, local or other governmental agency with respect to Lessee's use, generation, storage, or disposal of hazardous, toxic, or radioactive materials (collectively "Hazardous Materials") at the Premises. Lessee does expressly covenants to defend, hold harmless and indemnify Lessor of and from all liability, directly of indirectly arising out of the use, generation, storage, or disposal of hazardous materials in violation of applicable environmental laws, statues or regulations by Lessee or its agents, employees, officers or invitees, including, without limitation the cost of any required or necessary repair, cleanup or detoxification and the preparation of any closure or other required plans. Lessees obligations pursuant to the foregoing indemnity shall survive the termination of this Lease. Lessee shall provide Lessor with reasonable access, upon reasonable notice, to Lessee's records concerning the use and storage of such materials at the Premises.

         As required by Law, Lessor hereby notifies the Lessee of Section 24-12.1 of the code of Metropolitan Miami Dade County which deals with the protection of the potable water supply wells in the area of the Miami Free Zone which is located within the cone of influence of the "Northwest Wellfield." Further information is available from the Department of Environmental Resources Management located at 33 S.W. 2nd Avenue, Miami, Florida 33130 (Tel:
305-372-6789).


ARTICLE 39 - TRANSLATIONS AND SUMMARIES

         No summary or translation of this Lease shall be binding on Lessor, and only the terms of this Lease shall be binding on Lessor and Lessee.






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         IN WITNESS WHEREOF, the respective parties have hereunto set their hands and seals and caused these presents to be executed as of the day and year first written above.

Signed, sealed and delivered in the presence of:

                                     Lessor:
                                     MIAMI FREE ZONE CORPORATION

(Witness)_______________________



(Witness)_______________________     By: /s/  German Leiva
                                        ----------------------------------------
                                              German Leiva, President


(Witness)_______________________     Lessee:
                                     TAKE TO AUCTION.COM, INC.



(Witness)_______________________     By: /s/  Albert Friedman
                                        ----------------------------------------
                                              Albert Friedman, President and
                                              Chief Executive Officer






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STATE OF FLORIDA        )
                        ) SS
COUNTY OF DADE          )

         On this 4th day of August, 1999, before me personally appeared German Leiva who being by me duly sworn, did depose and say that he is the President of Miami Free Zone Corporation, the Florida Corporation described in and which executed the foregoing instrument, as Lessor; and that he signed his name thereto in said capacity.



                                               /s/  Gabriela Zangroniz
                                               ---------------------------------
                                               Notary Public
                                               State of Florida at Large


STATE OF FLORIDA        )
                        ) SS
COUNTY OF DADE          )

         On this 4th day of August, 1999, before me personally appeared Mr. Albert Friedman to me known, who being by me duly sworn did depose and say that he is the president and Chief Executive Officer of Take to Auction.Com, Inc., the corporation described in and which executed the foregoing instrument, as Lessee; and that he signed his name thereto in said capacity.



                                               /s/  Gabriela Zangroniz
                                               ---------------------------------
                                               Notary Public

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